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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 1, 1998


                                    VOXEL
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        California                     0-24836                  33-030-1060
  ----------------------              ---------            ---------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



         26081 Merit Circle, Suite 117, Laguna Hills, California 92653
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         (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code         949-348-3200
                                                   ----------------------------
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ITEM 5.  OTHER EVENTS
---------------------

     Effective with the close of business on September 1, 1998, The Nasdaq Stock Market delisted the securities of Voxel from The Nasdaq SmallCap Market. As previously reported, Voxel's case under Chapter 11 of the United States Bankruptcy Code (Case No. SA 98-17977 LR) was converted to a Chapter 7 case on August 3, 1998.


     VOXEL     Case No. SA 98-17977 LR




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VOXEL



Date: September 10, 1998                  By:   /s/ Thomas Casey
                                                --------------------------------
                                                Thomas Casey,
                                                Interim Chapter 7 Trustee





                                      2.